SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report – April 12, 2002

QNB CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 North Third Street P.O. Box 9005 Quakertown, Pennsylvania		18951-9005

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:   (215) 538-5600

N/A
(Former name or former address, if changed since last report)

Page 1 of 6 Sequentially Numbered Pages
Index to Exhibits Found on Page 4

Item 1.	Changes in Control of Registrant

Not Applicable.

Item 2.	Acquisition or Disposition of Assets

Not Applicable.

Item 3.	Bankruptcy or Receivership

Not Applicable.

Item 4.	Changes in Registrant’s Certifying Accountant

Not Applicable.

Item 5.	Other Events

Registrant attaches as Exhibit 99.1, an Amendment to Mr. Bisko’s Employment Agreement, dated April 3, 2002, by and between Thomas J. Bisko and QNB Corp. and The Quakertown National Bank, which Amendment amends the term of Mr. Bisko’s employment and the amount of severance pay Mr. Bisko would receive under certain circumstances. This Amendment amends Mr. Bisko’s September 2, 1986 Employment Agreement as most recently filed with the Commission on Form 10-K on March 31, 1999.

Item 6.	Resignations of Registrant’s Directors

Not Applicable.

Item 7.	Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

99.1 Amendment to Mr. Bisko’s Employment Agreement, dated April 3, 2002.

Item 8.	Change in Fiscal Year

Not Applicable.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNB CORP. (Registrant)

Dated: April 12 , 2002	/s/ Bret H. Krevolin Bret H. Krevolin, Chief Accounting Officer

EXHIBIT INDEX

		Page Number
Exhibit		in Manually
Original		Signed

99.1	Amendment to Mr. Bisko’s Employment Agreement, dated April 3, 2002.	6